As filed with the Securities and Exchange Commission on November 18, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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First Trust Exchange-Traded Fund III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY—DATED AS OF NOVEMBER 18, 2021

First Trust Exchange-Traded Fund III

First Trust Merger Arbitrage ETF (MARB)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

________, 2021

Dear Shareholders:

I am writing to notify you of an important special meeting (referred to as the “Meeting”) of the shareholders of First Trust Merger Arbitrage ETF (the “Fund”), a series of First Trust Exchange-Traded Fund III (the “Trust”). The Meeting is scheduled to be held at the offices of the Fund’s investment advisor, First Trust Advisors L.P. (the “Advisor”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ______, _____, 2022, at _____ Central Time.

On November 5, 2021, the entity formerly known as Vivaldi Holdings LLC (“Vivaldi Holdings”), which was the parent company of the Fund’s investment sub-advisor (formerly known as Vivaldi Asset Management, LLC (“VAM”)), and First Trust Capital Partners, LLC (“FTCP”), an affiliate of the Advisor, announced the creation of a joint venture, First Trust Capital Solutions L.P. (“FTCS”) In connection with the creation of this joint venture, substantially all of the equity of VAM was transferred to FTCS (the “Transaction”), effective as of November 1, 2021. In addition, VAM converted to a Delaware limited partnership and changed its name to First Trust Capital Management L.P. (“FTCM”). Further, Vivaldi Holdings converted to a Delaware limited partnership and changed its name to VFT Holdings LP. FTCS is owned 50% by VFT Holdings LP and its affiliates (including certain individuals) and 50% by FTCP.

The Transaction operated as an “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), resulting in the automatic termination of the Fund’s investment sub-advisory agreement with VAM as of November 1, 2021. FTCM currently provides investment sub-advisory services to the Fund on an interim basis as permitted under the 1940 Act. However, in order for FTCM to continue to act as investment sub-advisor to the Fund beyond the interim period (which ends on March 31, 2022), shareholders of the Fund will be asked at the Meeting to consider and vote on a proposal to approve a new investment sub-advisory agreement (the “New Agreement”), among the Trust, on behalf of the Fund, the Advisor and FTCM. Shareholders will also be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

It is important to note that the day-to-day operations of the Fund have not and are not expected to change as a result of the Transaction. Additionally, the New Agreement will not result in changes to the Fund’s investment sub-advisory fee rate or expense ratio. The Board of Trustees of the Trust recommends that shareholders of the Fund approve the New Agreement.

Your vote is important. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or via the Internet. Your prompt response will be much appreciated.

Sincerely,

James A. Bowen
Chairman of the Board

If You Need Any Assistance Or Have Any Questions Regarding The Proposal Or How To Vote Your Shares, Please Call The Fund’s Proxy Solicitor, AST Fund Solutions, LLC, At (866) ______ Weekdays From 9:00 a.m. To 10:00 p.m. Eastern Time.

PRELIMINARY—DATED AS OF NOVEMBER 18, 2021

First Trust Exchange-Traded Fund III

First Trust Merger Arbitrage ETF (MARB)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

Notice of Special Meeting of Shareholders

To be held on ____________, 2022

__________, 2021

To the Shareholders of First Trust Merger Arbitrage ETF:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of First Trust Merger Arbitrage ETF (the “Fund”), a series of First Trust Exchange-Traded Fund III, a Massachusetts business trust, is scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ________, _____, 2022, at ________ Central Time. At the Meeting, shareholders will be asked to consider and vote on Proposal 1 set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

Proposal 1. To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P., as investment advisor, and First Trust Capital Management L.P., as investment sub-advisor.

The close of business on _________, 2021 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

W. Scott Jardine

Secretary

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, telephone or through the internet. To vote by mail, please complete and mail your proxy card in the enclosed postage-paid return envelope. Alternatively, shareholders may vote by telephone or through the internet by following the instructions on the proxy card. If you need any assistance or have any questions regarding Proposal 1 or how to vote your shares, please call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at (866) _________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

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PRELIMINARY—DATED AS OF NOVEMBER 18, 2021

First Trust Exchange-Traded Fund III

First Trust Merger Arbitrage ETF (MARB)

120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Special Meeting of Shareholders

To be held on ________, 2022

Proxy Statement

_______, 2021

This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about ___________, 2021.

This Proxy Statement is being furnished by the Board of Trustees (the “Board of Trustees” or the “Board”) of First Trust Exchange-Traded Fund III (the “Trust”), in connection with the solicitation by the Board of proxies to be voted at a special meeting of the shareholders of First Trust Merger Arbitrage ETF (the “Fund”), a series of the Trust, scheduled to be held on __________, _____, 2022, at ________ Central Time, at the offices of the Fund’s investment advisor, First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any and all adjournments or postponements thereof (referred to collectively as the “Meeting”). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

As discussed more fully below, shareholders of the Fund are being asked to consider and vote on the proposal set forth below and to transact such other business as may properly come before the Meeting (including any adjournments or postponements):

•	To approve a new investment sub-advisory agreement among the Trust, on behalf of the Fund, First Trust Advisors L.P., as investment advisor, and First Trust Capital Management L.P., as investment sub-advisor (“Proposal 1” or the “Proposal”).

Shareholders may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined below), to be admitted to the Meeting.

The Board recommends that shareholders vote “FOR” the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders Scheduled to be Held on __________, 2022. This Proxy Statement is available on the Internet at https://www.ftportfolios.com/LoadContent/XXXXX. The Fund’s most recent annual and semi-annual reports are also available on the Internet at https://www.ftportfolios.com/Retail/ETF/ETFFundNews.aspx?Ticker=MARB. The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to First Trust Advisors L.P., at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call toll-free (800) 621-1675.

You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Proposal 1: Approval of a New Investment Sub-Advisory Agreement for the Fund

Background and Reason for Meeting

In light of the Transaction (defined below), shareholders of the Fund will be asked at the Meeting to consider and vote on a proposal to approve a new investment sub-advisory agreement for the Fund.

First Trust Advisors L.P. (“First Trust Advisors” or the “Advisor”), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the Fund’s investment advisor and, as such, is responsible for various services necessary for the management of the Fund’s portfolio. First Trust Advisors is an Illinois limited partnership with one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of the Advisor. In addition, Mr. Bowen holds a limited partnership interest in Grace Partners. Mr. Bowen is also the Chairman of the Board of Trustees of the Trust and, in light of his interest in and role with the Advisor, the sole Trustee of the Trust who is not an Independent Trustee, as defined below (the “Interested Trustee”).

As investment advisor, among other things, First Trust Advisors oversees the management of the Fund’s assets by the Fund’s investment sub-advisor which, since the Fund’s inception, had been the entity formerly known as Vivaldi Asset Management, LLC (“VAM”). On November 5, 2021, the entity formerly known as Vivaldi Holdings LLC (“Vivaldi Holdings”), the parent company of VAM, and First Trust Capital Partners, LLC (“FTCP”), an affiliate of the Advisor, announced the creation of a joint venture, First Trust Capital Solutions L.P. (“FTCS”). In connection with the creation of this joint venture, substantially all of the equity of VAM was transferred to FTCS (the “Transaction”), effective as of November 1, 2021. In addition, VAM converted to a Delaware limited partnership and changed its name to First Trust Capital Management L.P. (“FTCM”; the term “Sub-Advisor” may refer to VAM or FTCM). Further, Vivaldi Holdings converted to a Delaware limited partnership and changed its name to VFT Holdings LP (“VFT Holdings”). FTCS is owned 50% by VFT Holdings II LP (“Vivaldi Holdings II”) and 50% by FTCP. As described in more detail below, the ownership interests of VFT Holdings and its affiliates (including certain individuals) are held through their respective direct or indirect interests in Vivaldi Holdings II.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires, among other things, that any investment advisory agreement, including any investment sub-advisory agreement, provide for its automatic termination in the event of its “assignment.” The Transaction operated as an “assignment” (as defined in the 1940 Act) of the investment sub-advisory agreement among the Trust, on behalf of the Fund, the Advisor and VAM that had been in effect since the inception of the Fund (the “Prior Sub-Advisory Agreement”). As a result, the Prior Sub-Advisory Agreement automatically terminated as of November 1, 2021. As described further below, FTCM currently serves as investment sub-advisor to the Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”), among the Trust, on behalf of the Fund, the Advisor and FTCM.

In anticipation of the Transaction and the termination of the Prior Sub-Advisory Agreement, at a meeting held on September 12-13, 2021 (the “Board Meeting”), the Board of Trustees of the Trust, after careful consideration, determined that it would be in the best interests of the Fund for the Sub-Advisor to continue to act as the investment sub-advisor to the Fund following the Transaction. Accordingly, at the Board Meeting, as permitted under the 1940 Act and Rule 15a-4 thereunder, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), approved the Interim Sub-Advisory Agreement to ensure the continuation of investment sub-advisory services to the Fund. The Interim Sub-Advisory Agreement became effective as of November 1, 2021 and, pursuant to Rule 15a-4, will be in effect no longer than through March 31, 2022 (the “Interim Termination Date”), which is 150 days after the termination of the Prior Sub-Advisory Agreement. In addition, at the Board Meeting, the Board approved, subject to shareholder approval, a new investment sub-advisory agreement for the Fund among the Trust, on behalf of the Fund, the Advisor and FTCM (the “New Sub-Advisory Agreement”). Accordingly, shareholders are being asked to approve the New Sub-Advisory Agreement at the Meeting. (See “Board Considerations” below.)

It is important to note that the day-to-day operations of the Fund have not and are not expected to change as a result of the Transaction. Additionally, the New Sub-Advisory Agreement will not result in changes to the Fund’s investment sub-advisory fee rate or expense ratio.

Additional Information about the Transaction

As a result of the Transaction, the Fund’s investment sub-advisor, First Trust Capital Management L.P. (previously defined as “FTCM”), is a Delaware limited partnership with one limited partner, FTCS, and one general partner, FTCS Sub GP LLC. FTCS owns substantially all of the equity interests of FTCM and 99% of the membership interests of FTCS Sub GP LLC. In addition, FTCS owns substantially all of the equity interests of First Trust Innovative Technologies L.P. (formerly known as Vivaldi Innovative Technologies LLC). FTCS is a Delaware limited partnership with two limited partners, Vivaldi Holdings II and FTCP, each of which owns a 50% equity interest in FTCS. FTCS GP LLC is the general partner of FTCS. Controlling membership interests in FTCS GP LLC are held 50% by FTCP and 50% by certain executive officers of FTCM. The address of FTCM and FTCS Sub GP LLC is 225 West Wacker Drive, Suite 2100, Chicago, Illinois 60606. The address of FTCS and FTCS GP LLC is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Additional information regarding Vivaldi Holdings II and FTCP is set forth below.

Vivaldi Holdings II

Vivaldi Holdings II is a Delaware limited partnership with one general partner, VFT & VCM GP I LLC, and two limited partners. VFT Holdings, one of the limited partners, owns approximately 89% of the equity interests of Vivaldi Holdings II. VFT Holdings GP, LLC is the general partner of VFT Holdings and owns a 1% interest in VFT Holdings. The address of Vivaldi Holdings II, VFT Holdings and VFT Holdings GP, LLC is 225 West Wacker Drive, Suite 2100, Chicago, Illinois 60606.

FTCP

FTCP is an Illinois limited liability company and consists of two members, including Grace Partners, which owns a 99% membership interest, and The Charger Corporation, which owns a 1% membership interest and is the manager of FTCP. Further, as indicated above, Mr. Bowen controls The Charger Corporation and holds a limited partnership interest in Grace Partners. He is also the Chairman of FTCP. In addition, certain executive officers of the Trust have a minority equity interest in Grace Partners. The address of FTCP, Grace Partners, The Charger Corporation and Mr. Bowen is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

As indicated above, Mr. Bowen is the Chairman of the Board, the sole Interested Trustee, the Chief Executive Officer of the Advisor, and the Chairman of FTCP. In addition, by virtue of his ownership interest in Grace Partners, Mr. Bowen also holds an ownership interest in (among other entities), the Advisor, FTCP and, as a result of the Transaction, FTCS, FTCM, FTCS GP LLC, FTCS Sub GP LLC and First Trust Innovative Technologies L.P. By virtue of his interests and roles, Mr. Bowen had an interest in the Transaction and has an interest in the Proposal and the New Sub-Advisory Agreement. As a related matter, as discussed below under “Comparison of Certain Terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement—Fees” below, the Advisor is responsible for paying FTCM’s sub-advisory fee. As a result of the Transaction, FTCM became an affiliate of the Advisor, and therefore, the sub-advisory fee paid to FTCM under the New Sub-Advisory Agreement, if approved, will be paid by the Advisor to an affiliated sub-advisor.

Principal Executive Officers of FTCM

The names and principal occupations of the persons who currently are the principal executive officers of FTCM are listed below:

Name	Principal Occupation/Title at FTCM
Michael Peck	President and Co-Chief Investment Officer
Chad Eisenberg	Chief Operating Officer
Marc D. Bassewitz	Chief Compliance Officer and General Counsel

The business address of each of the individuals listed above is 225 West Wacker Drive, Suite 2100, Chicago, Illinois 60606.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. If either condition of Section 15(f) is not met, the safe harbor is not available. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of directors/trustees must not be “interested persons” (as defined in the 1940 Act) of the investment advisor or predecessor advisor. During the three-year period immediately following the consummation of the Transaction, it is anticipated that at least 75% of the Trustees will not be “interested persons” (as defined in the 1940 Act) of FTCM. The second condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the sale of the controlling interest in the investment advisor, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. FTCS will not impose or seek to impose any “unfair burden” on the Fund as a result of the Transaction.

Similar Fund Advised by FTCM

The following information was provided by FTCM regarding a registered fund for which FTCM acts as investment advisor and which has an investment objective similar to that of the Fund:

Name of Similar Fund	Approximate Assets as of _____________, 2021	Contractual Rate of Compensation Paid to FTCM
First Trust Merger Arbitrage Fund (formerly Vivaldi Merger Arbitrage Fund)		1.25% of average daily net assets*

*FTCM has contractually agreed until November 1, 2023 to waive its fees and/or pay for operating expenses of the fund to ensure that the fund’s total annual fund operating expenses (subject to certain exclusions) do not exceed its expense cap.

Portfolio Management

Michael Peck, CFA, Brian Murphy, Jeff O’Brien, Daniel Lancz and Michael Grayson are the Fund’s portfolio managers and are primarily and jointly responsible for the day-to-day management of the Fund. In conjunction with a plan unrelated to the Transaction, as of October 1, 2021, Scott Hergott, who had been a member of the Fund’s portfolio management team since the Fund’s inception, no longer serves as a portfolio manager to the Fund and has transitioned into a senior advisory role with FTCM.

Portfolio Managers

Michael Peck, CFA

President and Co-Chief Investment Officer, FTCM

Mr. Peck is the Sub-Advisor’s President and Co-Chief Investment Officer and is responsible for all portfolio management as well as creating and implementing the strategic vision of the firm. Prior to joining the Sub-Advisor, Mr. Peck was a Portfolio Manager at Coe Capital Management, a Chicago-based registered investment adviser and also a Financial Analyst and Risk Manager for Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. He also holds a Masters in Finance and a Masters in Business Administration in both Finance & Real Estate from DePaul University and is a Chartered Financial Analyst (CFA) charter holder.

Brian Murphy

Portfolio Manager and Co-Chief Investment Officer, FTCM

Mr. Murphy is a Portfolio Manager with and Co-Chief Investment Officer of the Sub-Advisor. In that role, he is responsible for managing all aspects of the investment decision making process. In addition, he has a particular expertise in evaluating alternative strategies and helps manage the Sub-Advisor’s dedicated Investment Research analyst team with respect to their work in that area. He is also a member of the Sub-Advisor’s Investment Committee. Mr. Murphy brings to bear more than 12 years of alternative investment experience having held research roles at both single strategy and multi-manager alternative asset management firms. Mr. Murphy joined the Sub-Advisor in 2013 from Los Angeles-based Voyager Management, an alternatives-focused multi-family office where he worked on investment due diligence and strategic firm initiatives. Prior to Voyager, he held roles on the derivative strategies team of asset manager Analytic Investors, the hedge fund research arm of fund of hedge funds firm Iron Partners, as well as the hedge fund and private equity arms of FSI Group, a financials-focused alternative asset manager. Mr. Murphy graduated with a B.S. in Finance from Miami University in Oxford, Ohio where he was a founding member of the Miami Investment Group student organization, for which he remains an alumni advisory board member.

Jeff O’Brien

Portfolio Manager, FTCM

Mr. O’Brien has been a Portfolio Manager with the Sub-Advisor since December 2014 and is also a portfolio manager for two merger arbitrage hedge funds. Before joining the Sub-Advisor, Mr. O’Brien was the Founder and Managing Member of Glenfinnen Capital, LLC. Prior to founding Glenfinnen in April 2000, Mr. O’Brien served as a portfolio manager and research analyst on the risk arbitrage desk at First Capital Alliance for five years. Prior to joining First Capital Alliance, Mr. O’Brien served as a credit analyst at NationsBank. Mr. O’Brien earned a B.S. in Finance from Indiana University.

Daniel Lancz

Portfolio Manager, FTCM

Mr. Lancz has been a Portfolio Manager with the Sub-Advisor since December 2014. Prior to joining the Sub-Advisor, Mr. Lancz served as Director of Research for Glenfinnen Capital, LLC since 2003, where he oversaw the investment research for two merger arbitrage hedge funds. Prior to joining Glenfinnen, Mr. Lancz was the Director of Research of a merger arbitrage hedge fund, Augusta Capital Management. Mr. Lancz earned a B.S. from Miami University, Oxford, Ohio.

Michael Grayson

Portfolio Manager, FTCM

Mr. Grayson is a Portfolio Manager with the Sub-Advisor and is focused on the firm’s investment management efforts, particularly with respect to the merger arbitrage strategies. Mr. Grayson helps design and manage the Sub-Advisor’s product development efforts to expand the firm’s 1940 Act asset management business. He also leads the effort to convey the firm’s strategies and investment theses to underlying FTCM clients in one-on-one advisor meetings/calls, alongside the distribution team, to support the growth and scale of the broader platform. Mr. Grayson holds a B.A. from Colgate University where he studied Political Science and Economics and was a member of the Men’s Division I Varsity Golf Team.

The Prior Sub-Advisory Agreement

As noted above, prior to the Transaction, VAM served as the investment sub-advisor to the Fund since its inception pursuant to the Prior Sub-Advisory Agreement. Set forth below is information pertaining to the Prior Sub-Advisory Agreement.

Date of Prior Sub-Advisory Agreement	Date/Purpose of Last Submission to Shareholders	Date/Purpose of Action(s) by Board Since Beginning of Last Fiscal Year
February 3, 2020	The Prior Sub-Advisory Agreement was approved by the initial shareholder of the Fund on February 3, 2020 in connection with the launch of the Fund.	June 7, 2021; Continuation of Prior Sub-Advisory Agreement.

Comparison of Certain Terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement

Below is a brief comparison of certain terms of the Prior Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. As described below, most of the terms of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement are the same, including, among others, those relating to fees. The New Sub-Advisory Agreement will have a new effective date and initial term and will reflect the Sub-Advisor’s new name and conversion from a Delaware limited liability company to a Delaware limited partnership. If approved by shareholders, the New Sub-Advisory Agreement will become effective upon such approval and will remain in effect for two years (unless sooner terminated in accordance with its terms); thereafter, it may be continued for successive one-year periods as described below under “Continuance.” The summary set forth below is qualified by reference to the form of the New Sub-Advisory Agreement attached to this Proxy Statement as Exhibit A. You should refer to Exhibit A for the complete terms of the New Sub-Advisory Agreement.

Sub-Advisory Services. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, subject to the supervision of the Board and the Advisor, the Sub-Advisor will act as sub-advisor for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Advisor) for the purchase and sale of securities and other assets for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s most current effective registration statement. Further, as was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor will be required, among other things, to monitor the Fund’s investments or other instruments it selects for the Fund and to comply with the provisions of the Trust’s Declaration of Trust and By-Laws. In addition, as was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, unless otherwise provided by the Advisor, the Sub-Advisor will be responsible for voting in respect of securities and other assets held in the Fund’s portfolio and will exercise or not exercise a right to vote in accordance with the Sub-Advisor’s proxy voting policy.

Brokers, Dealers, Futures Commission Merchants, Banks and Other Agents and Counterparties. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that notwithstanding that the Advisor may, at its discretion, select brokers, dealers, futures commission merchants, banks and other agents or counterparties that will execute purchases and sales of portfolio investments for the Fund, unless otherwise notified by the Advisor, the Sub-Advisor will also be authorized to select such entities in conjunction with the purchases and sales of portfolio investments for the Fund.

Payment of Expenses. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor will agree to pay one-half of all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any) but excluding (i) the fee payment under the Sub-Advisory Agreement, (ii) the Advisor’s investment management fee, (iii) interest, taxes, brokerage commissions, acquired fund fees, if any, and expenses and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), (iv) distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and (v) extraordinary expenses (collectively, the “Fund Expenses”). Further, the Sub-Advisor will continue to pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund. In addition, the Sub-Advisor will continue to agree to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of the Agreement (even if a proposed, expected or possible assignment ultimately does not take place); however, the agreement to bear such costs and expenses does not apply in the event of an assignment or proposed assignment by the Advisor.

Fees. The New Sub-Advisory Agreement will not result in changes to the Fund’s investment sub-advisory fees. As was the case under the Prior Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a portfolio management fee (“Management Fee”) equal to the annual rate of 0.625% of the average daily net assets of the Fund (reduced by the amount of Fund Expenses owed by the Sub-Advisor as described above under “Payment of Expenses”). If the Fund Expenses owed by the Sub-Advisor are greater than the Management Fee, the Sub-Advisor will pay the Fund/Advisor the difference by the date the Management Fee would have been due. As noted above, as a result of the Transaction, the Sub-Advisor is an affiliate of the Advisor.

For the Fund’s last fiscal year (ended July 31, 2021), the aggregate amount of (1) the investment management fee paid by the Fund to the Advisor was $____________ and (2) the Sub-Advisory Fee paid by the Advisor to the Sub-Advisor was $____________.

Use of Name. The Prior Sub-Advisory Agreement included a provision regarding the use of the name “Vivaldi.” Among other things, the Trust, the Fund and the Advisor acknowledged that the Sub-Advisor owned and controlled the term “Vivaldi” and all marks related thereto. In light of the Sub-Advisor’s new name, this provision has not been included in the New Sub-Advisory Agreement.

Limitation of Liability. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for, and the Trust and the Advisor will not take any action against the Sub-Advisor to hold the Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Advisor’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Continuance. The Prior Sub-Advisory Agreement provided that it would initially be in effect for a term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely). If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will become effective on the date of such approval and will remain in effect for two years (unless sooner terminated in accordance with such Agreement). Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely).

Termination. The Prior Sub-Advisory Agreement automatically terminated in accordance with its terms as of the effective date of the Transaction. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement will provide for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Advisor or the Sub-Advisor upon 60 days’ written notice to the other parties; and (3) by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund upon 60 days’ written notice to the Sub-Advisor without the payment of any penalty. In addition, consistent with the corresponding provisions of the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement will be terminable at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Advisor or any of its officers or directors have taken any action that results in a breach of the material covenants of the Sub-Advisor set forth in the Agreement.

Applicable Law. As was the case under the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement states that such Agreement shall be construed in accordance with applicable federal law and (except as to certain limitation of liability provisions, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois. Further, consistent with the Prior Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that for the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of such Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the Securities and Exchange Commission (the “SEC”), whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

Interim Sub-Advisory Agreement

As indicated above, FTCM currently acts as sub-advisor to the Fund pursuant to the Interim Sub-Advisory Agreement, which became effective as of November 1, 2021. Many of the terms of the Interim Sub-Advisory Agreement are substantially similar to those of the Prior Sub-Advisory Agreement; however, there are some differences, including, as described below, differences in provisions relating to the name and form of organization of the Sub-Advisor, effective date, termination, and compensation arrangements. Unless terminated sooner in accordance with its terms, the Interim Sub-Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days’ written notice.

Under the Interim Sub-Advisory Agreement, the rate of compensation that will be paid to the Sub-Advisor is the same as that paid to it under the Prior Sub-Advisory Agreement. However, the compensation accrued under the Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account with the Fund’s custodian or another bank designated by the Fund. If the New Sub-Advisory Agreement is approved by shareholders by the Interim Termination Date, the amount in the escrow account (including interest earned) will be paid to FTCM. However, if shareholders do not approve the New Sub-Advisory Agreement by such date, FTCM will be paid, out of the escrow account, the lesser of: (i) any costs incurred by FTCM in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow) for the Fund; or (ii) the total amount in the escrow account (plus interest earned) held on behalf of the Fund.

Board Considerations

The Board of Trustees, including the Independent Trustees, unanimously approved (1) the Interim Sub-Advisory Agreement and (2) the New Sub-Advisory Agreement. The Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are collectively referred to as the “Agreements.” The Board approved the Agreements at a meeting held on September 12–13, 2021. The Board determined that the approval of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

At the time of the Board’s September 12-13, 2021 meeting, the Sub-Advisor served as investment sub-advisor to the Fund pursuant to the Prior Sub-Advisory Agreement. Prior to the September 2021 meeting, the Board was informed that Vivaldi Holdings, the Sub-Advisor’s parent company, and FTCP, an affiliate of the Advisor, intended to create a joint venture, First Trust Capital Solutions L.P. (previously defined as “FTCS”), which would be owned 50% by Vivaldi Holdings and its affiliates and 50% by FTCP, and that the equity of the Sub-Advisor would be contributed to FTCS and the Sub-Advisor would thereby become wholly owned by FTCS (previously referred to as the “Transaction”). The Board was informed that the consummation of the Transaction, which was expected to occur in the fourth quarter of 2021, may operate as an “assignment” of the Prior Sub-Advisory Agreement under the 1940 Act, and as a result the Prior Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. The Agreements were proposed to the Board in connection with the Transaction to provide for the continuous management of the Fund by the Sub-Advisor following the consummation of the Transaction. The Board noted that the New Sub-Advisory Agreement would be submitted to shareholders of the Fund for their approval and that the Interim Sub-Advisory Agreement would become effective only if shareholders of the Fund did not approve the New Sub-Advisory Agreement prior to the consummation of the Transaction and would remain in effect until the earlier of 150 days from the consummation of the Transaction or shareholder approval of the New Sub-Advisory Agreement.

On July 15, 2021, counsel to the Independent Trustees provided the Advisor and the Sub-Advisor with requests for information regarding the Transaction and its expected impact on the Sub-Advisor. Following receipt of materials provided by the Advisor and the Sub-Advisor in response to the requests, counsel to the Independent Trustees requested certain clarifications and supplements to the materials provided. At an executive session held on September 9, 2021, as well as at the meeting held on September 12–13, 2021, the Board, including the Independent Trustees, discussed the Transaction and reviewed the materials provided by the Advisor and the Sub-Advisor that, among other things, outlined the structure and details of the Transaction and the Transaction’s expected impact on the Sub-Advisor’s management of the Fund under the Agreements.

To reach its determination in approving the Agreements for the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In addition, at the September 2021 Board meeting, representatives of the Advisor discussed the Transaction with the Board. In connection with its deliberations regarding the Agreements, the Board noted that, based on the information provided by the Advisor and the Sub-Advisor, any differences in the terms and conditions of each Agreement, including the effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, and the terms and conditions of the Prior Sub-Advisory Agreement were immaterial to the Sub-Advisor’s management of the Fund. The Board considered that the information provided by the Advisor and the Sub-Advisor in response to the Independent Trustees’ request for information included statements that the Transaction will not have any effect with respect to senior management at the Sub-Advisor nor any key personnel who work on matters relating to the Fund; that the services provided to the Fund by the Sub-Advisor and the Fund’s portfolio management team will remain unchanged (with the exception of one member of the portfolio management team who will transition to another role at the Sub-Advisor pursuant to a plan unrelated to the Transaction); that the sub-advisory fee rate for the Fund will not change; and that the Transaction will not result in any diminution in the nature, quality and extent of the services provided to the Fund by the Sub-Advisor. The Board also considered the Sub-Advisor’s statements about the potential benefits of its partnership with First Trust, including access to First Trust’s distribution network and to First Trust’s depth, knowledge, expertise and experience in the asset management space. The Board concluded that these potential benefits to the Sub-Advisor from the Transaction were not unreasonable.

The Board also considered that it had last approved the Prior Sub-Advisory Agreement for the Fund during the annual contract renewal process that concluded at the Board’s June 6–7, 2021 meeting. Given the Sub-Advisor’s representations that the services provided to the Fund by the Sub-Advisor will remain unchanged and that, except as discussed in the response to the Independent Trustees’ July 15, 2021 request to the Sub-Advisor relating to the Transaction, the Board could continue to rely on the materials provided by the Sub-Advisor in connection with the June 2021 renewal of the Prior Sub-Advisory Agreement, as well as the Advisor’s representation that any differences in the terms of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement were immaterial to the Sub-Advisor’s management of the Fund, the Board determined that its prior considerations in approving the renewal of the Prior Sub-Advisory Agreement remained relevant. The Board noted that, in reviewing and renewing the Prior Sub-Advisory Agreement:

•	The Board considered the nature, extent and quality of the services provided by the Sub-Advisor and that the Sub-Advisor actively manages the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Sub-Advisor were satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund’s investment objective, policies and restrictions.
•	The Board noted that the sub-advisory fee for the Fund is paid by the Advisor from the unitary fee payable under the Fund’s investment advisory agreement. The Board received and reviewed information showing the sub-advisory fee rate for the Fund as compared to fees charged to other clients of the Sub-Advisor.
•	The Board considered performance information for the Fund. The Board noted the process that it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. Because the Fund commenced operations on February 4, 2020 and therefore had a limited performance history, comparative performance information for the Fund was not considered.
•	The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee is appropriate based on expected economies of scale. The Board noted the Sub-Advisor’s statements that the majority of its expenses are fixed and are shared and allocated across various funds advised or sub-advised by the Sub-Advisor and that it has added additional personnel over the past year. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor for the Fund from its unitary fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statement that, although it benefits from the name recognition associated with its role as sub-advisor to the Fund, it has not received and does not anticipate receiving any reduction in fees incurred for research or other services as a result of its management of the Fund. The Board also noted the Sub-Advisor’s statement that the Sub-Advisor does not intend to use soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, including the information considered and conclusions reached in connection with the June 2021 renewal of the Prior Sub-Advisory Agreement, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements were fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Shareholder Approval and Required Vote

To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of the Fund is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions will have the effect of a vote against the Proposal. All shares represented by properly submitted proxies will be counted as present for purposes of determining a quorum. It is expected that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers will request the instructions of such customers before the Meeting on how to vote their shares on the Proposal. Under applicable rules of the New York Stock Exchange, broker-dealer firms are not permitted to vote on the Proposal with respect to shares for which no instructions have been received from customers.

If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s proxy solicitor, AST Fund Solutions, LLC at (866) _________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

The Board of Trustees recommends that shareholders of the Fund vote to approve the New Sub-Advisory Agreement.

Additional Information

General Information—Solicitation of Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communications by officers and service providers of the Trust, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to provide proxy solicitation and tabulation services for the Fund, as well as certain related services, at a cost which is expected to be a total of approximately $17,300. The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold shares of the Fund. The Advisor will bear the foregoing costs and expenses regardless of whether shareholder approval of the New Sub-Advisory Agreement is obtained.

The Meeting and Voting Rights

The Meeting is scheduled to be held on ___________, ______, 2022, at ______ Central Time at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. You may vote in any one of four ways:

•	by mail, by sending the enclosed proxy card, signed and dated, in the enclosed postage-paid envelope;
•	by phone, by following the instructions set forth on your proxy card;
•	via the Internet, by following the instructions set forth on your proxy card; or
•	in person, by attending the Meeting. Please note that shareholders who intend to attend the Meeting will need to provide valid identification and, if they hold shares through a bank, broker or other nominee, satisfactory proof of ownership of shares, such as a voting instruction form (or a copy thereof) or a letter from their bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date (as defined below), to be admitted to the Meeting. You may call toll-free (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Each shareholder will be entitled to one vote for each share owned by the shareholder, and each fractional share will be entitled to a proportionate fractional vote. Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients may request voting instructions from such customers and clients. You are encouraged to contact your broker-dealer and record your voting instructions.

A list of shareholders of record of the Fund entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Advisor, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the Fund during regular business hours beginning on the second business day after notice is given of the Meeting, subject to restrictions that may be imposed on a requesting shareholder on the copying, use or distribution of the information contained in the list. Shareholders will need to show valid identification and proof of share ownership to inspect the list of shareholders.

Use and Revocation of Proxies

For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) attending the Meeting and voting his or her or its shares in person; (ii) timely submitting a revocation of a prior proxy to (a) the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 and (b) in addition, if his, her or its shares are held in “street name,” to the applicable broker-dealer; or (iii) timely submitting a later-dated proxy.

Quorum Requirements, Postponements and Adjournments

A quorum of shareholders is necessary to hold a meeting of shareholders. Under the Trust’s By-Laws, the holders of shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of shares of the Fund entitled to vote at the Meeting will be necessary to constitute a quorum for the transaction of business by the Fund. Under the Trust’s By-Laws, in general, for purposes of establishing whether a quorum is present at a meeting of shareholders, all shares present in person or by properly submitted proxy and entitled to vote, including abstentions and broker non-votes, are counted. Broker non-votes are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the Proposal is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under applicable rules of the New York Stock Exchange, the Trust does not expect there to be any broker non-votes at the Meeting.

The Meeting may be postponed prior to the Meeting with notice to the shareholders entitled to vote at the Meeting. The Meeting may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, if a quorum is not present with respect to such matter. In addition, the Meeting may, by motion of the person presiding thereat, be adjourned with respect to one or more matters to be considered at the Meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice.

Shares Outstanding

Only holders of record of shares at the close of business on ________, 2021 (the “Record Date”) are entitled to vote on the Proposal at the Meeting. As of the close of business on the Record Date, there were __________ shares outstanding of the Fund.

Share Ownership Over 5%

As of the Record Date, no person is known by the Trust to have owned beneficially or of record more than 5% of the shares outstanding of the Fund except as set forth in the chart below. A shareholder owning beneficially more than 25% of the Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. Information as to ownership is based on securities position listing reports as of the Record Date. The Trust does not have any knowledge of who the ultimate beneficiaries are of the Fund’s shares outstanding.

Name and Address of Beneficial Owner	Shares Owned	% of Outstanding Shares Owned
	Shares	%
	Shares	%
	Shares	%
	Shares	%

Share Ownership of Trustees and Executive Officers

The number of shares of the Fund beneficially owned as of December 31, 2020 by (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, is set forth below.

Name	Number of Shares
Interested Trustee
James A. Bowen
Independent Trustees
Richard E. Erickson
Thomas R. Kadlec
Denise M. Keefe*
Robert F. Keith
Niel B. Nielson
Trustees and Executive Officers as a Group

*Denise M. Keefe has been an Independent Trustee since November 1, 2021.

As of December 31, 2020, (a) the Trustees and (b) the Trustees and executive officers of the Trust as a group, [beneficially owned less than 1% of the total shares outstanding of the Fund].

Certain Service Providers

First Trust Portfolios L.P., an affiliate of the Advisor, is the principal underwriter of the Fund’s shares with principal offices located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Brown Brothers Harriman & Co., the Fund’s custodian, administrator, fund accountant and transfer agent, is located at 50 Post Office Square, Boston, Massachusetts 02110.

Delivery of Certain Documents

The Trust will furnish, without charge, a copy of the Fund’s annual report and/or semi-annual report as available upon request. Such written or oral requests should be made by writing to the Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling toll-free (800) 621-1675.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Submission of Shareholder Proposals

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust is not required to hold, and does not hold, annual meetings. However, special meetings of shareholders of the Fund may be called as required by the 1940 Act, or as required or permitted by the Trust’s Declaration of Trust and By-Laws.

Because the Fund does not hold annual shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders’ meeting should send written proposals to the Trust’s Secretary, W. Scott Jardine, at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before the Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

Other Matters to Come Before the Meeting

No business other than the Proposal, as described above, is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

_________, 2021

It is important that your shares be represented at the Meeting. In order to avoid delay and to ensure that your shares are represented, please vote as promptly as possible. You may vote easily and quickly by mail, telephone or through the internet. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call the Fund’s Proxy Solicitor, AST Fund Solutions, LLC, at (866) ______ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

Exhibit A -- Form of New Sub-Advisory Agreement

Investment Sub-Advisory Agreement

This Investment Sub-Advisory Agreement (this “Agreement”), dated           2022, is by and among First Trust Exchange-Traded Fund III, a Massachusetts business trust (the “Trust”), First Trust Advisors L.P., an Illinois limited partnership (the “Manager”) and a registered investment adviser with the Securities and Exchange Commission (the “SEC”), and First Trust Capital Management L.P. a Delaware limited partnership and a registered investment adviser with the SEC (the “Sub-Adviser”).

Whereas, the First Trust Merger Arbitrage ETF (the “Fund”) is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

Whereas, the Trust has retained the Manager to serve as the investment adviser for the Fund pursuant to an Investment Management Agreement between the Manager and the Trust with an effective date for the Fund of February 3, 2020 (as such agreement may be modified from time to time, the “Management Agreement”);

Whereas, the Management Agreement provides that the Manager may, subject to certain requirements, appoint one or more sub-advisers at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement; and

Whereas, the Trust and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund’s investment portfolio, upon the terms and conditions hereafter set forth;

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Appointment. The Trust and the Manager hereby appoint the Sub-Adviser to serve as Sub-Adviser and to provide certain investment sub-advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Trust, the Fund or the Manager in any way, nor otherwise be deemed an agent of the Trust, the Fund or the Manager.

2.       Services to Be Performed. Subject always to the supervision of the Trust’s Board of Trustees (the “Board of Trustees” or the “Board”) and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders (either directly or through the Manager) for the purchase and sale of securities and other assets for the Fund’s investment portfolio, all on behalf of the Fund and as described in the Fund’s most current effective registration statement on Form N-1A and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund’s investments or other instruments, (c) comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser, (d) comply with (i) the investment objective, policies and restrictions stated in the Fund’s most recently effective prospectus and statement of additional information, (ii) such other investment objectives, policies, restrictions or instructions as the Manager or the Trust’s Board of Trustees may communicate to the Sub-Adviser in writing, and (iii) any changes to the objectives, policies, restrictions or instructions required under the foregoing (i) and (ii) as communicated to the Sub-Adviser in writing and (e) assist in the valuation of portfolio assets held by the Fund as requested by the Manager or the Fund. The Sub-Adviser and the Manager will each make its officers and employees available to the other from time to time at reasonable times to review the investment objective, policies and restrictions of the Fund and to consult with each other regarding the investment affairs of the Fund. The Fund or the Manager will provide the Sub-Adviser with current copies of the Trust’s Declaration of Trust, the Trust’s By-Laws and any amendments thereto.

Unless otherwise provided by the Manager, the Sub-Adviser is responsible for voting in respect of securities and other assets held in the Fund’s portfolio and will exercise or not exercise a right to vote in accordance with the Sub-Adviser’s proxy voting policy, a copy of which has been provided to the Manager. The Sub-Adviser shall promptly notify the Manager and the Fund of any material change in the voting policy. Unless otherwise provided by the Manager, the Sub-Adviser is permitted to represent any holdings on behalf of the Fund at any ordinary or special meeting of shareholders and has the right to exercise any voting rights or any other similar or connected rights.

Notwithstanding that the Manager may, at its discretion, select brokers, dealers, futures commission merchants, banks and other agents or counterparties that will execute purchases and sales of portfolio investments for the Fund, unless otherwise notified by the Manager, the Sub-Adviser is also authorized to select such entities in conjunction with the purchases and sales of portfolio investments for the Fund. With respect to such activities, the Sub-Adviser is directed to use its commercially reasonable efforts to obtain best execution, taking into account all appropriate factors, including among other things, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including, if applicable, Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or the Fund, or be in breach of any obligation owing to the Trust or the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the value of the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities or other instruments placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the assets so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to, among other things, the price or size of the assets obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being, or the inability of one or more accounts to be, fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities or other instruments of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities, assets or instruments for another client.

The Sub-Adviser will not arrange purchases or sales of securities or other assets between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including, if applicable, Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Board of Trustees has approved these types of transactions.

The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

For purposes of complying with Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of an investment company or a series of an investment company that is advised by the Manager (the “First Trust Fund Complex”) or an affiliated person of a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter), concerning transactions for the Fund or any fund in the First Trust Fund Complex in securities or other fund assets. In addition, with respect to a fund in the First Trust Fund Complex with multiple sub-advisers, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of a fund’s portfolio as may be determined from time to time by the Board of Trustees or the Manager, and shall not consult with a sub-adviser (including any sub-adviser that is a principal underwriter or an affiliated person of such principal underwriter) as to any other portion of a fund’s portfolio concerning transactions for a fund in securities or other assets. Notwithstanding the foregoing, the provisions of this paragraph do not apply to consultations between the Sub-Adviser and any sub-adviser retained by the Sub-Adviser pursuant to Section 4 hereof.

The Sub-Adviser will communicate to the officers and Trustees of the Trust such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund’s portfolio assets be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Trust, the Manager or the Sub-Adviser, except as may be permitted under the 1940 Act and under no circumstances will the Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

The Sub-Adviser further agrees that it:

(a)       will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(b)       will (i) conform in all material respects to all applicable rules and regulations of the SEC, the Commodity Futures Trading Commission and any other applicable regulatory authority, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities and commodity trading advisory activities and (iv) promptly notify the Manager and the Fund if the Sub-Adviser intends to engage in any derivative transactions on behalf of the Fund’s portfolio;

(c)       will report to the Manager and to the Board of Trustees on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund’s investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees;

(d)       will prepare and maintain such books and records with respect to the Fund’s assets and other transactions for the Fund’s investment portfolio as required under applicable law, the Fund’s compliance policies and procedures or as otherwise requested by the Manager or the Board of Trustees and will prepare and furnish the Manager and the Board of Trustees such periodic and special reports as the Board of Trustees or the Manager may request. Such records shall be open to inspection at all reasonable times by the Manager or the Fund and any appropriate regulatory authorities. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 under the Investment Advisers Act of 1940 or other applicable law; and

(e)       will monitor the pricing of portfolio assets, and events relating to the issuers of those assets and the markets in which the securities or other assets trade in the ordinary course of managing the portfolio investments of the Fund, and will notify the Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the investments may primarily trade but before the time at which the Fund’s investments are priced on a given day) that may materially impact the pricing of one or more securities or other assets in the Fund’s portfolio. In addition, the Sub-Adviser will at the Manager’s request assist the Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected investment or investments.

3.       Expenses. During the term of this Agreement, the Sub-Adviser will pay one-half of all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any) but excluding (i) the fee payment under this Agreement, (ii) the investment management fee payment under the Management Agreement, (iii) interest, taxes, brokerage commissions, acquired fund fees, if any, and expenses and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), (iv) distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and (v) extraordinary expenses (collectively, the “Fund Expenses”) in the manner set forth in Section 5 below. In addition, during the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund. Further, the Sub-Adviser agrees to bear any and all costs and expenses arising in connection with any actual, proposed, expected or possible assignment of this Agreement (even if a proposed, expected or possible assignment ultimately does not take place). For the avoidance of doubt, without limiting the immediately preceding sentence, if there is a termination (or possible or anticipated termination) of this Agreement as a result of an assignment (or possible or anticipated assignment), then the Sub-Adviser shall bear, without limitation, (a) the expenses and costs incurred in connection with preparing, printing, filing and mailing an information statement or proxy statement, as applicable and (b) if relevant, solicitation and other costs associated with the use of a proxy statement. The preceding two sentences, however, shall not apply in the event of an assignment or proposed assignment by the Manager, including any termination of this Agreement that results from an assignment of the Management Agreement or this Agreement, in each case, arising from a change in control of the Manager.

4.       Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act (after taking into effect any exemptive order, amendment thereto, no-action assurances or other relief, rule or regulation upon which the Fund may rely) and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser’s own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser’s duties hereunder.

5.       Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the “Management Fee”) equal to the annual rate of 0.625% of the average daily net assets of the Fund; provided, however, such Management Fee payment shall be reduced by the amount of Fund Expenses owed by the Sub-Adviser under Section 3 hereof. The Management Fee net of the Fund Expenses shall be payable in arrears on or about the first day of each month during the term of this Agreement. If the Fund Expenses owed by the Sub-Adviser are greater than the Management Fee, the Sub-Adviser shall pay the Fund/Manager the difference by the date the Management Fee would have been due.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6.       Services to Others. The Trust and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

7.       Limitation of Liability. The Sub-Adviser shall not be liable for, and the Trust and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security or other asset) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.       Term; Termination. This Agreement shall become effective on the date first set forth above, provided that it has been approved in the manner required by the 1940 Act (after taking into effect any exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely), and shall remain in full force until the two year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder (after taking into effect any exemptive order, amendment thereto, no-action assurances, or other relief, rule or regulation upon which the Fund may rely); provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days’ written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days’ written notice to the Sub-Adviser by the Fund without payment of any penalty.

This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Trust on behalf of the Fund is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 or the obligation of the Sub-Adviser to pay its share of Fund Expenses as described in Sections 3 and 5, earned or accrued prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

9.       Compliance Certification. From time to time, the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

10. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

If to the Manager or the Fund:	If to the Sub-Adviser:
First Trust Exchange-Traded Fund III, on behalf of First Trust Merger Arbitrage ETF First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 Attention: Secretary	First Trust Capital Management L.P. 225 West Wacker Drive, Suite 2100 Chicago, Illinois 60606 Attention: General Counsel

11. Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed by the Trust on behalf of the Fund by the Trust’s officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but the obligations imposed upon the Trust or Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Trust or Fund must look solely to the assets of the Fund for the enforcement of any claims.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois. For the avoidance of doubt, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, no-action assurance, order (including any amendment thereto) or other relief of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, no-action assurance, order (including any amendment thereto) or other relief.

14. Amendment. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

15. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Trust represents that engagement of the Sub-Adviser has been duly authorized by the Trust and is in accordance with the Trust’s Declaration of Trust and other governing documents of the Fund.

16. Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person or entity that is not a party hereto.

17. Forum Selection. Any action brought on or with respect to this Agreement or any other document executed in connection herewith or therewith by a party to this Agreement against another party to this Agreement shall be brought only in a court of competent jurisdiction in Chicago, Cook County, Illinois, or if venue does not lie in any such court only in a court of competent jurisdiction within the State of Illinois (the “Chosen Courts”). Each party to this Agreement (a) consents to jurisdiction in the Chosen Courts; (b) waives any objection to venue in any of the Chosen Courts; and (c) waives any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a party hereto against another party to the Agreement, there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

18. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 and the obligation to pay Fund Expenses described in Sections 3 and 5 are not severable.

19. Entire Agreement; Counterparts. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein. This Agreement may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures were upon the same instrument.

In Witness Whereof, the Trust on behalf of the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

First Trust Advisors L.P.	First Trust Capital Management L.P.
By	By
Title:	Title:

First Trust Exchange-Traded Fund III, on
behalf of First Trust Merger Arbitrage ETF

By

Title:

PRELIMINARY FORM OF PROXY CARD

First Trust

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** with a live operator when you call toll-free 1-866-[ ]-[ ] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

PLEASE CAST YOUR PROXY VOTE *TODAY!*

FIRST TRUST EXCHANGE-TRADED FUND III

First Trust Merger Arbitrage ETF (MARB)

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust Merger Arbitrage ETF (the "Fund"), a series of First Trust Exchange-Traded Fund III, a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") scheduled to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, IL 60187, on ________, ________, 2022, at ______ Central time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated _______, 2021, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal set forth on the reverse side of this proxy card.

This proxy is solicited by the Board of Trustees, and the Proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-866-[ ]-[ ]. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on _______, 2022.** The proxy statement of the Fund is available at: ______________________________.

PROXY CARD

PROXY ID NUMBER | BAR CODE | CUSIP:

First Trust Merger Arbitrage ETF (MARB)

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL SET FORTH BELOW

TO VOTE, MARK A CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL SET FORTH BELOW.

THANK YOU FOR VOTING

PROXY ID NUMBER BAR CODE CUSIP: